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    As Filed with the Securities and Exchange Commission on October 12, 2005


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2005

                                MONSANTO COMPANY
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                    001-16167                    43-1878297
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                            Identification No.)

                          800 NORTH LINDBERGH BOULEVARD
                            ST. LOUIS, MISSOURI 63167
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

                        ---------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d.-2(b))

[   ] Pre-commencement communications pursuant to Rule 13a-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 12, 2005, Monsanto Company issued a press release announcing its fourth quarter and fiscal year 2005 financial and operating results for the period ended August 31, 2005. This press release, as well as the fourth quarter and fiscal year 2005 unaudited supplemental data, are furnished as Exhibits 99.1 and 99.2 hereto, respectively, and incorporated herein by reference.

         The press release furnished herewith uses the non-GAAP financial measure of earnings per share ("EPS") on an ongoing basis. Our ongoing EPS financial measure excludes certain after-tax items that we do not consider part of ongoing operations, which are identified as such in the reconciliation. We believe that our ongoing EPS financial measure presented with these adjustments best reflects our ongoing performance and business operations during the periods presented and is more useful to investors for comparative purposes. In addition, management uses the ongoing EPS financial measure as a guide in its budgeting and long-range planning processes, and as a guide in determining incentive compensation. The presentation of EPS on an ongoing basis is intended to supplement investors' understanding of our operating performance. This non-GAAP financial measure may not be comparable to similar measures used by other companies.

         We are furnishing the information contained in this report, including the Exhibits, pursuant to "Item 2.02 Results of Operations and Financial Condition" of Form 8-K promulgated by the Securities and Exchange Commission ("SEC"). This information shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibits.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

         The following exhibits are filed herewith:

         Exhibit 99.1 Press Release, dated October 12, 2005, issued by Monsanto Company
         Exhibit 99.2 Fourth Quarter and 12 Months 2005 Supplemental Data - Unaudited

                        ---------------------------------


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 12, 2005
                                       MONSANTO COMPANY


                                       By:      /s/ Jennifer L. Woods
                                           -----------------------------------
                                       Name:  Jennifer L. Woods
                                       Title: Assistant Secretary



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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------

  99.1         Press Release, dated October 12, 2005, issued by Monsanto Company

  99.2         Fourth Quarter and 12 Months 2005 Supplemental Data - Unaudited